UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Commission File Number: 1-39804

Exact name of registrant as specified in its charter:

Texas Pacific Land Corporation

State or other jurisdiction of incorporation or organization:	IRS Employer Identification No.:
Delaware	75-0279735

Address of principal executive offices:

2699 Howell Street, Suite 800 Dallas, Texas 75204

Registrant’s telephone number, including area code:

214-969-5530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	TPL	New York Stock Exchange NYSE Texas, Inc.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2026, Texas Pacific Land Corporation (the “Company”) entered into amendments to (i) the amended and restated employment agreement, dated October 13, 2023, by and between the Company and Tyler Glover, the Company’s President and Chief Executive Officer, (ii) the amended and restated employment agreement, dated October 13, 2023, by and between the Company and Chris Steddum, the Company’s Chief Financial Officer and (iii) the amended and restated employment agreement, dated October 13, 2023, by and between the Company and Micheal W. Dobbs, the Company’s Senior Vice President, Secretary and General Counsel (such employment agreements collectively, the “Employment Agreements” and such amendments collectively, the “Amendments”). The Amendments extend the expiration date in the Employment Agreements from December 31, 2026 to December 31, 2029, with automatic one (1) year extensions unless notice not to renew is given by either party at least 120 days prior to the end of the then-current term. All of the other terms and conditions of the Employment Agreements remain in full force and effect.

Item 5.08	Shareholder Director Nominations.

As disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on September 25, 2026 (the “Proxy Statement”), the Company intends to hold its 2027 annual meeting of stockholders (the “2027 Annual Meeting”) on May 6, 2027. The intended date of the 2027 Annual Meeting represents a change of more than 30 calendar days from the anniversary of the Company’s 2026 annual meeting of stockholders, which is being held on November 5, 2026. The Company will publish additional details regarding the exact time, location and matters to be voted on at the 2027 Annual Meeting in the Company’s proxy statement for the 2027 Annual Meeting.

In order for any stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2027 Annual Meeting pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company must receive proper notice at the Company’s principal executive offices not later than the close of business on November 27, 2026, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2027 Annual Meeting. Any such stockholder proposal submitted, including any accompanying supporting statement, must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the 2027 Annual Meeting.

Since the 2027 Annual Meeting will be held on a date that is more than 30 days before the anniversary of the Company’s 2026 annual meeting of stockholders, any director nomination or stockholder proposal submitted outside the process of Rule 14a-8 that a stockholder intends to bring forth at the 2027 Annual Meeting will be untimely unless it is received between January 6, 2027 and February 5, 2027, in accordance with the Company’s bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS PACIFIC LAND CORPORATION

Date: September 25, 2026	By:	/s/ Micheal W. Dobbs
	Name:	Micheal W. Dobbs
	Title:	SVP, General Counsel and Secretary